Exhibit 99.1

OLD LINE BANCSHARES, INC.

Letter of Transmittal

for Tender of All Unregistered Outstanding

5.625% Fixed-to-Floating Rate Subordinated Notes due 2026

in Exchange for Registered

5.625% Fixed-to-Floating Rate Subordinated Notes due 2026

The Exchange Offer will expire at 11:59 p.m., New York City time, on [●], 2016, unless extended (the “Expiration Date”).  Old Notes tendered in the Exchange Offer may be withdrawn at any time prior to 11:59 p.m., New York City time, on the Expiration Date, but not thereafter.

If you wish to tender your notes in the Exchange Offer, this letter of transmittal must be completed, signed and delivered to U.S. Bank National Association, the exchange agent for the Exchange Offer (the “Exchange Agent”):

By Mail, Overnight Mail or Courier:

U. S. Bank National Association

Attn: Corporate Actions

111 Fillmore Avenue

St. Paul, MN  55107-1402

By Facsimile Transmission (Eligible Institutions Only):

651-466-7367

Confirm by Telephone:

800-934-6802

For Information Call:

800-934-6802

Delivery of this letter of transmittal to an address other than as set forth above or transmission via facsimile to a number other than the one listed above will not constitute a valid delivery.  The instructions accompanying this letter of transmittal should be read carefully before this letter of transmittal is completed.  Receipt of incomplete, inaccurate or defective letters of transmittal will not constitute valid delivery.  We may waive defects and irregularities with respect to your tender of Old Notes (as defined below), but we are not required to do so and may not do so.

The undersigned is a holder of the unregistered, issued and outstanding 5.625% Fixed-to-Floating Rate Subordinated Notes due 2026 (the “Old Notes”) issued by Old Line Bancshares, Inc. (the “Issuer”) under that certain subordinated indenture dated as of August 15, 2016 and a first supplemental indenture to the subordinated indenture dated as of August 15, 2016, between the Issuer and U.S. Bank National Association, as trustee (together, the “Indenture”).

The undersigned hereby acknowledges receipt and review of the prospectus, dated as of [●], 2016 (the “Prospectus”), of the Issuer and this letter of transmittal.  These two documents together constitute the offer by the Issuer to exchange its 5.625% Fixed-to-Floating Rate Subordinated Notes due 2026 (the “New Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Old Notes.  The offer to exchange the New Notes for the Old Notes is referred to as the “Exchange Offer.”

Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open, at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended.  The Issuer shall notify the Exchange Agent of any such extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This letter of transmittal is to be used by a holder of Old Notes if:

•           certificates representing Old Notes are to be physically delivered herewith; or

•            delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer —Procedures for Tendering Old Notes — Book-Entry Delivery Procedures” and an “agent’s message” is not delivered or being transmitted through ATOP (as defined below) as described in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Old Notes.”

Tenders by book-entry transfer may also be made by delivering an agent s message in lieu of this letter of transmittal pursuant to DTC’s Automated Tender Offer Program (“ATOP”).  See the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Old Notes.”  The undersigned should allow sufficient time for completion of the ATOP procedures with DTC if such procedures are used for tendering Old Notes on or prior to the Expiration Date.  Holders of Old Notes whose Old Notes are not immediately available, or who are unable to physically deliver their Old Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent or to comply with the applicable procedures under DTC’s ATOP on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.”  See Instruction 2 of this letter of transmittal.  Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The term “holder” with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the registrar for the Old Notes, any person who holds Old Notes and has obtained a properly completed bond power from the registered holder of such Old Notes or any participant in the DTC system whose name appears on a security position listing as the holder of Old Notes and who desires to deliver such Old Notes by book-entry transfer at DTC.  The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.  Holders who wish to tender their Old Notes must complete this letter of transmittal in its entirety (unless such Old Notes are to be tendered by book-entry transfer and an agent’s message is delivered in lieu hereof pursuant to DTC’s ATOP).

Please read this entire letter of transmittal and the Prospectus, including the information incorporated by reference therein, carefully before checking any box below.  The instructions included with this letter of transmittal must be followed.  Questions and requests for assistance or for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent.  See Instruction 13 of this letter of transmittal.

 List below the Old Notes tendered under this letter of transmittal.  If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

DESCRIPTION OF OLD NOTES TENDERED

Old Notes Tendered
Name and Addresses of the DTC Participant(s) or Registered Holder(s) Exactly as Name(s) Appear(s) on Certificate(s) Representing Outstanding Notes (Please Fill In, If Blank)	Registered Certificate Number(s)*	Aggregate Principal Amount Represented by Certificates	Aggregate Principal Amount Tendered**

Total

*Need not be completed by book-entry holders.

**Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such certificate(s).  See Instruction 4 to this letter of transmittal.  All tenders must be in principal amounts equal to $1,000 and in integral multiples of $1,000 in excess thereof.

☐          CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐          CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
DTC Account Number(s):
Transaction Code Numbers:

☐          CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Old Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

DTC Account Number(s) (if delivered by book-entry transfer):

Transaction Code Number(s) (if delivered by book-entry transfer):

Name of Tendering Institution (if delivered by book-entry transfer):

☐          CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:
Telephone/Facsimile No. for Notices:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the principal amount of Old Notes indicated above.  Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes tendered for exchange hereby.  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to:

•           deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Issuer, as applicable, and deliver all accompanying evidences of transfer and authenticity; and

•            present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Issuer will acquire good and unencumbered title to such Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, when the same are accepted for exchange by the Issuer.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and other similar no-action letters (the “Prior No-Action Letters”), and that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any holder that is a broker-dealer who purchased Old Notes directly from the Issuer for resale and any holder that is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act (except for prospectus delivery obligations applicable to certain broker-dealers), provided that such New Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such New Notes.  The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

The undersigned hereby further represents to the Issuer that (i) any New Notes received in exchange for Old Notes are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person has any arrangement or understanding with any person to participate in the distribution of the Old Notes or the New Notes within the meaning of the Securities Act and (iii) neither the undersigned nor any such other person is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act, or if any such person is an “affiliate,” such person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes.  If the undersigned is a broker-dealer, it represents that it will receive New Notes in exchange for Old Notes that were acquired for its own account as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.  If the undersigned is a broker-dealer, the undersigned represents that it did not purchase the Old Notes to be exchanged for the New Notes from the Issuer.  Additionally, the undersigned represents that it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations and the representations in the immediately preceding paragraph.

The undersigned acknowledges that if the undersigned is tendering Old Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the New Notes:

•            the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K promulgated by the SEC; and

•            failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent.  Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned, unless otherwise provided under “Special Issuance Instructions” or “Special Delivery Instructions” below, promptly after the Expiration Date or the Issuer’s withdrawal of the Exchange Offer, as applicable.  See Instructions 6 and 7 of this letter of transmittal.

All authority conferred or agreed to be conferred by this letter of transmittal shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives.  This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

The undersigned acknowledges that the acceptance by the Issuer of properly tendered Old Notes pursuant to the procedures described in the Prospectus under the caption “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned, on the one hand, and the Issuer, on the other hand, upon the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The Exchange Offer — Conditions.”  The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), the Issuer may not be required to exchange any of the Old Notes tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions” below, please issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not validly tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC).  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not validly tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the signature(s) of the undersigned.  In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and  return any Old Notes not validly tendered or not exchanged to, the person(s) (or account(s)) so indicated.  The undersigned recognizes that the Issuer has no obligation pursuant to the “Special Issuance Instructions” and the “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if (i) Old Notes in a principal amount not validly tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned or (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above.  Issue New Notes and/or Old Notes to:

Name(s):
Address:
(Include ZIP Code)

(Taxpayer Identification or Social Security Number)
(See Instruction 8 Below)

☐          Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account number set forth below:

DTC Account Number
(Please Type or Print)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if Old Notes in a principal amount not tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the signature(s) of the undersigned.  Mail or deliver New Notes and/or Old Notes to:

Name(s):
Address:
(Include ZIP Code)

(Taxpayer Identification or Social Security Number)
(See Instruction 8 Below)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT

OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(See Instructions 1 and 5 and Complete Accompanying Substitute Form W-9 Below)

X
X
(Signature(s) of Registered Holder(s) of Old Notes or Authorized Signatory)
Dated:

(The above lines must be signed by the registered holder(s) of Old Notes as the name(s) of such registered holder(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal.  If Old Notes to which this letter of transmittal relates are held of record by two or more joint holders, then all such holders must sign this letter of transmittal.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority to so act.  See Instruction 5.)

Name(s):
Capacity (Full Title):
Address:
(Include ZIP Code)
Area Code and Telephone Number:
(Taxpayer Identification or Social Security Number):
(Please Type or Print)

MEDALLION SIGNATURE GUARANTEE

(If Required by Instruction 5)

Certain signatures must be guaranteed by an Eligible Institution (as defined in Instruction 2 below).  Please read Instruction 5 of this letter of transmittal to determine whether a signature guarantee is required for the tender of your Old Notes.

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include ZIP Code)
Dated:	(Area Code and Telephone Number)

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.Delivery of this Letter of Transmittal and Old Notes or Agent’s Message and Book-Entry Confirmations.  All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of Old Notes tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this letter of transmittal or a facsimile hereof (or an agent’s message in lieu hereof pursuant to DTC’s ATOP), and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 11:59 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth in Instruction 2 below prior to 11:59 p.m., New York City time, on the Expiration Date.  The method of delivery of the tendered Old Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent.  If delivery is by mail, then registered mail with return receipt requested and proper insurance is advised.  However, it is recommended that, instead of delivery by mail, the tendering holder use an overnight or courier service.  In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before 11:59 p.m., New York City time, on the Expiration Date.  NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE ISSUER.  Neither the Issuer nor the Exchange Agent is under any obligation to notify any tendering holder of the Issuer’s acceptance of any tendered Old Notes prior to the Expiration Date.

2.Guaranteed Delivery Procedures.  Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available, (b) who cannot deliver their Old Notes, this letter of transmittal and any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to comply with the applicable procedures under DTC’s ATOP prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Pursuant to such procedures:

•            such tender must be made by or through a firm that is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a participant in the Securities Transfer Agents’ Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges’ Medallion Program approved by the Securities Transfer Association Inc. (each, an “Eligible Institution”);

•            prior to 11:59 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from that Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail, courier or overnight delivery) or a properly transmitted agent’s message relating to a notice of guaranteed delivery setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or a facsimile hereof or an agent’s message in lieu hereof) together with the Old Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby will be deposited by the Eligible Institution with the Exchange Agent; and

•            this letter of transmittal (or a facsimile hereof or an agent’s message in lieu hereof) together with the certificates for all physically tendered Old Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 11:59 p.m., New York City time, on the Expiration Date.  Upon request to the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

See “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus.

3.Tender by Holder.  Only a registered holder of Old Notes (or the legal representative or attorney-in-fact of such registered holder), or a participant in DTC whose name appears on a security position listing as the owner of Old Notes, may tender such Old Notes in the Exchange Offer.  Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should promptly arrange with the registered holder to execute and deliver this letter of transmittal on his, her or its behalf or must, prior to completing and executing this letter of transmittal and delivering his, her or its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder’s name or obtain a properly completed bond power from the registered holder.

4.Partial Tenders.  Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 and in integral multiples of $1,000 in excess thereof.  If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Old Notes Tendered” above.  The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.  If the entire principal amount of all Old Notes held by a holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be delivered or mailed to the holder, unless otherwise indicated under “Special Issuance Instructions” or “Special Delivery Instructions” in this letter of transmittal, promptly after the Expiration Date.

5.Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures.  If this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement or any change whatsoever.  If this letter of transmittal (or a facsimile hereof) is signed by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes, the signature must correspond exactly with the name as it appears on the security position listing as the holder of the Old Notes without alteration, enlargement or any change whatsoever.  If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.  If any tendered Old Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different names in which tendered Old Notes are held.

If this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby and the New Notes to be issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) to the registered holder(s), then such holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power.  In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a facsimile hereof) or any tendered Old Notes or bond powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this letter of transmittal.

No signature guarantee is required if:

•            this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Old Notes) and the New

Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant’s account at DTC) and neither the box entitled “Special Issuance Instructions” nor the box entitled “Special Delivery Instructions” has been completed; or

•            the Old Notes tendered hereby are tendered for the account of an Eligible Institution.

In all other cases, all signatures on this letter of transmittal (or a facsimile hereof) must be guaranteed by an Eligible Institution.

6.Special Issuance and Delivery Instructions.  Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal.  In the case of issuance in a different name, the taxpayer identification or social security number (see Instruction 8) of the person named must also be indicated.  Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon.  If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

7.Transfer Taxes.  The Issuer will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer.  If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder.  If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

8.Important Tax Information.  Under U.S. federal income tax law, a holder of New Notes may be subject to backup withholding on reportable payments received in respect of the New Notes unless the holder provides the Exchange Agent with its correct taxpayer identification number (“TIN”) and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is included herein, or otherwise establishes an exemption.  If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, a holder may be subject to a penalty imposed by the IRS, and backup withholding (currently at a rate of 28%) may apply to any reportable payments made to such holder.  Backup withholding is not an additional tax.  Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld.  If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely provided to the IRS.

To prevent backup withholding on reportable payments in respect of the New Notes, each holder that is a U.S. person for U.S. federal income tax purposes must provide such holder’s correct TIN by completing the enclosed IRS Form W-9, certifying that (i) the TIN provided on the IRS Form W-9 is correct (or that the holder is awaiting a TIN), (ii) the holder is not subject to backup withholding because (x) the holder is exempt from backup withholding, (y) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the holder that he or she is no longer subject to backup withholding, (iii) the holder is a U.S. person for U.S. federal income tax purposes (including a U.S. resident alien), and (iv) the FATCA code entered on the IRS Form W-9, if any, to indicate that the holder is exempt from FATCA reporting, is correct.

Certain holders (including, among others, corporations and certain non-U.S. persons) are not subject to backup withholding.  Exempt U.S. holders should indicate their exempt status on IRS Form W-9 by entering the appropriate exempt payee code.  Please see the instructions to the enclosed IRS Form W-9 for more detailed information about how to complete the IRS Form W-9, including information regarding the exempt payee codes.

A non-U.S. holder may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status.  Non-U.S. holders are urged to consult with their tax advisors to determine which IRS Form W-8 is appropriate.  The applicable IRS Form W-8 can be obtained from the Exchange Agent or the IRS website at www.irs.gov.

9.Validity of Tenders.  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be conclusive, final and binding.  The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer’s acceptance of which might, in the opinion of the Issuer or Issuer’s counsel, be unlawful.  The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Old Notes.  The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) shall be conclusive, final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine.  None of the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

10.Waiver of Conditions.  The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

11.No Conditional Tender.  No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

12.Mutilated, Lost, Stolen or Destroyed Old Notes.  Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.  This letter of transmittal and the related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed Old Notes have been followed.

13.Requests for Assistance or Additional Copies.  Questions and requests for assistance or for additional copies of the Prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or facsimile number set forth on the cover page of this letter of transmittal.  Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14.Withdrawal.  Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

IMPORTANT: This letter of transmittal (or a facsimile hereof or an agent’s message in lieu hereof), together with the Old Notes delivered by book-entry transfer or in physical form, must be received by the Exchange Agent, or the notice of guaranteed delivery must be received by the Exchange Agent, prior to 11:59 p.m., New York City time, on the Expiration Date.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.
Print or type See Specific Instructions on page 2.		1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above

3  Check appropriate box for federal tax classification; check only one of the following seven boxes:

◻ Individual/sole proprietor or       ◻ Corporation      ◻ S Corporation      ◻  Partnership     ◻ Trust/estate single‑member LLC

◻ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)

▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions)  ▶

4  Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)		Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)
Part I		Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note.  If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

 
or
Employer identification number


Part II		Certification

Under penalties of perjury, I certify that:

1.   The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.   I am a U.S. citizen or other U.S. person (defined below); and

4.   The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions.    You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

•Form 1099-INT (interest earned or paid)

•Form 1099-DIV (dividends, including those from stocks or mutual funds)

•Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•Form 1099-S (proceeds from real estate transactions)

•Form 1099-K (merchant card and third party network transactions)

•Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•Form 1099-C (canceled debt)

•Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1.Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.Certify that you are not subject to backup withholding, or

3.Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4.Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•An individual who is a U.S. citizen or U.S. resident alien;

•A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•An estate (other than a foreign estate); or

•A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a

U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

•In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

•In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

•In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.The treaty article addressing the income.

3.The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.The type and amount of income that qualifies for the exemption from tax.

5.Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years.  However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.You do not furnish your TIN to the requester,

2.You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3.The IRS tells the requester that you furnished an incorrect TIN,

4.The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a.Individual.  Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b.Sole proprietor or single-member LLC.  Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c.Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.  Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d.Other entities.  Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e.Disregarded entity.  For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

•Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2The United States or any of its agencies or instrumentalities

3A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4A foreign government or any of its political subdivisions, agencies, or instrumentalities

5A corporation

6A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7A futures commission merchant registered with the Commodity Futures Trading Commission

8A real estate investment trust

9An entity registered at all times during the tax year under the Investment Company Act of 1940

10A common trust fund operated by a bank under section 584(a)

11A financial institution

12A middleman known in the investment community as a nominee or custodian

13A trust exempt from tax under section 664 or described in section 4947 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions

Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,0001	Generally, exempt payees 1 through 52
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank.

Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

AAn organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

BThe United States or any of its agencies or instrumentalities

CA state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

DA corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

EA corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

FA dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

GA real estate investment trust

HA regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

IA common trust fund as defined in section 584(a) J—A bank as defined in section 581

KA broker

LA trust exempt from tax under section 664 or described in section 4947(a)(1) MA tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1.Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.  You must give your correct TIN, but you do not have to sign the certification.

2.Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.  You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.Real estate transactions.  You must sign the certification. You may cross out item 2 of the certification.

4.Other payments.  You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.  You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee[1] The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filling under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	Give name and EIN of:
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax- exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i) (B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•Protect your SSN,

•Ensure your employer is protecting your SSN, and

•Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at

Form W-9 (Rev. 12-2014)	Page 5

1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.